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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 2000
Current Due Period Ending                           Jul 31, 2000
Prior Distribution Date                             Jul 14, 2000
Distribution Date                                   Aug 14, 2000


Beginning Trust Principal Receivables           4,026,979,733.81
Average Principal Receivables                   4,026,824,274.00
FC&A Collections (Includes Recoveries)             66,617,761.67
Principal Collections                             118,986,909.26
Additional Balances                                47,476,253.07
Net Principal Collections                          71,510,656.19
Defaulted Amount                                   26,244,559.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,254,853.68

Beginning Participation Invested Amount           355,177,246.62
Beginning Participation Unpaid Principal          355,177,246.62
Balance
Ending Participation Invested Amount              346,554,961.18
Ending Participation Unpaid Principal             346,554,961.18
Balance

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month                     0
OC Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 355,177,246.62
Numerator for Fixed Allocation                    364,394,158.59
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Applicable Allocation Percentage                         8.8203%
Investor FC&A Collections                           5,875,874.28

Series Participation Interest Default Amount
Numerator for Floating Allocation                 355,177,246.62
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Floating Allocation Percentage                           8.8203%
Series Participation Interest Default Amount        2,314,844.08


Principal Allocation Components
Numerator for Floating Allocation                 355,177,246.62
Numerator for Fixed Allocation                    364,394,158.59
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)


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Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                   8.0000%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.1624%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          355,177,246.62
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest,              2,446,776.59
[a*d*e]

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           8,622,285.44
[a+m+n]

(a) Investor Principal Collections,                 6,307,441.36
[Max(b,h) or e]
(b) prior to Accelerated Amort. Date or not         6,307,441.36
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.8203%
(d) Net Principal Collections                      71,510,656.19
(e) after Accelerated Amort Date or Early          10,767,327.24
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          9.0492%
(g) Collections of Principal
                                                  118,986,909.26

(h) Minimum Principal Amount, [Min(i,l)]            5,499,055.35
(i)  Floating Allocation Percentage of             10,494,980.64
Principal Collections
(j)  2.2% of the Series Participation               7,813,899.43
Interest Invested Amount
(k) Series Participation Interest Net               2,314,844.08
Default Payment Amount
(l)  the excess of (j) over (k)                     5,499,055.35

(m) Series Participation Interest Net               2,314,844.08
Default Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 5,875,874.28
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of                     0.00
other than HFC
Series Participation Interest Monthly               2,446,776.59
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,314,844.08
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  591,962.08
Excess [Sec. 4.11(a)(vi)]                             522,291.53

Series Participation Investor Charge Off                    0.00
[Sec. 4.12(a)]

Seller's Interest
                                                1,398,548,232.07

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





Series 1997-1  Owner Trust Calculations
Due Period                                             July 2000
Payment Date                                        Aug 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        8,622,285.44
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          73,995.26

Series Participation Interest Monthly Interest      2,446,776.59

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,004,036.77
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           196,739.83
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           259,481.27
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             197,775.21
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        152,738.92
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      4,407,672.98
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance         862,228.54
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,120,897.11
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           819,117.11
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       603,559.99
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           808,809.71
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            73,995.26
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated             562,009.33
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       808,809.71
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           73,995.26
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       734,814.45
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            6,035.60

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Household Consumer Loan Trust, 1997-1
Series 1997-1

Owner Trust Calculations

Due Period Ending      Jul 31, 2000

Payment Date           Aug 15, 2000


Calculation of Interest Expense


Index (LIBOR)   6.626250%

Accrual end date    Aug 15,2000

accrual beginning date  Jul 17, 2000

and days in Interest Period       29


                Class A-1  Class A-2  Class A-3     Class B   Certificates   Overcoll
                                                                            Amount
Beginning     184,616,253  35,517,725  46,173,042  33,741,838  24,862,407  30,265,981
Unpaid
Principal
Balance

Previously           0.00        0.00        0.00        0.00        0.00
unpaid
interest/yield

Spread to index    0.125%      0.250%      0.350%      0.650%      1.000%

Rate (capped at 6.751250%   6.876250%   6.976250%   7.276250%   7.626250%
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield  1,004,037     196,740     259,481     197,775     152,739
Payable on the
Principal
Balance

Interest on             0           0          0            0           0
previously
unpaid
interest/yield

Interest/Yield  1,004,037     196,740    259,481      197,775     152,739
Due

Interest/Yield  1,004,037     196,740    259,481      197,775     152,739
Paid


Summary



Beginning    184,616,253   35,517,725  46,173,042  33,741,838  24,862,407  30,265,981
Security
Balance

Beginning    184,616,253  35,517,725  46,173,042   33,741,838  24,862,407
Adjusted
Balance

Principal Paid 4,481,668     862,229   1,120,897     819,117      603,560   808,810

Ending       180,134,585  34,655,496  45,052,145  32,922,721   24,258,847  29,531,167
Security Balance

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Ending       180,134,585  34,655,496  45,052,145  32,922,721   24,258,847
Adjusted Balance

Ending                                                                  0
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted     180,208,580  34,655,496  45,052,145  32,922,721  24,258,847
Balance

Minimum                   16,000,000  20,800,000  15,200,000  11,200,000  13,600,000
Adjusted
Balance

Certificate                                                    3,500,552
Minimum Balance

Ending OC                                                                  21,221,535
Amount as
Holdback Amount

Ending OC                                                                   8,309,632
Amount as
Accelerated
Prin Pmts


Beginning Net     0.00         0.00        0.00       0.00         0.00          0.00
Charge offs

Reversals         0.00         0.00        0.00       0.00         0.00           0.00

Charge offs       0.00         0.00        0.00       0.00         0.00           0.00

Ending Net        0.00         0.00        0.00       0.00         0.00           0.00
Charge Offs


Interest/Yield  $1.3761469  $4.0987465  $4.1583537  $4.3371757  $4.5458012
Paid per $1000

Principal Paid   6.1426374  17.9630946  17.9630947  17.9630945  17.9630949
per $1000

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